                                                                    EXHIBIT 99.2

Edward P. Dietrich (CSB #176118)
Tracy L. Thrower (CSB #145782)
STULL, STULL & BRODY
10940 Wilshire  Boulevard
Suite 2300
Los Angeles, California 90024
(310) 209-2468

Jules Brody
STULL, STULL & BRODY
6 East 45th Street
New York, NY 10017
(212) 687-7230

Kevin J. Yourman (CSB #147159)
WEISS & YOURMAN
10940 Wilshire Boulevard
24th Floor
Los Angeles, CA 90024
(310) 208-2800

Attorneys for Plaintiffs


                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                            FOR THE COUNTY OF ORANGE

GEOFFREY and JORDANA MILLER,
individually and on behalf of all
other persons similarly situated

          Plaintiffs

     vs.

SAM YAU, DAVID C. JONES, KEITH OGATA,
PHILIP C. MAYNARD, RICHARD C. BLUM,
LEONARD W. JAFFE, DAVID R. DUKES,
LEONARD W. JAFFE, MICHAEL R. KLEIN,
PAUL B. MacCREADY, FREDERICK V. MALEK,
JOHN J. McNAUGHTON, WILLIAM D. WALSH,
and NATIONAL EDUCATION CORPORATION,
and DOES 1 through 20, inclusive,

     Defendants.

CASE NO.  77 65 08

CLASS ACTION
------------

CLASS ACTION COMPLAINT TO ENJOIN A PROPOSED ACQUISITION AND FOR BREACH OF FIDUCIARY DUTIES

JURY TRIAL DEMAND

JUDGE STUART T. WALDRIP, DEPT. 9

     Plaintiffs, through their undersigned attorneys, for their complaint against defendants, allege upon knowledge as to themselves and their own acts, and upon information and belief as to all other matters, as follows:

     1. Plaintiffs bring this action on behalf of themselves and as a class action on behalf of all persons, other than defendants, who own the common stock of National Education Corporation ("National Education" or the "Company") and who are similarly situated, to enjoin the consummation of the proposed acquisition of National Education by Sylvan Learning Systems, Inc. (the "Proposed Transaction"). Alternatively, in the event that the transaction is consummated, plaintiffs seek to recover damages caused by the breach of fiduciary duties, described herein, owed by the director defendants. The proposed transaction and the acts of the director defendants constitute a breach of the defendants' fiduciary duties to plaintiffs and the Class to take all necessary and appropriate steps to obtain the maximum value realizable for the shareholder of National Education.

                                    PARTIES
                                    -------

     2. Plaintiffs Geoffrey and Jordana Miller were at all relevant times herein, the owners of shares of common stock of National Education.

     3. Defendant National Education is a corporation organized under the laws of the State of Delaware, with its principal executive office at 2601 Main Street, Irvine, California 92614. National Education is a global provider of interactive multimedia products and services for the education and training marketplace. Its operations includes ICS Learning Systems, the world's largest and most established provider of distance education in vocational, academic and professional studies; National Education Training Group (NETG), the global leader in Information Technology interactive media-based learning products; and an 83% ownership in Steck-Vaughn Publishing Corporation, one of the country's largest publisher of supplemental education materials which address instructional needs from childhood through adulthood.

     4. Defendant Sam Yau ("Yau") is, and at all relevant times has been, the Chief Executive Officer, President and a Director of the Company.

     5. Defendant David C. Jones ("Jones") is, at all relevant times has been, the Chairman of the Board.

     6. Defendant Keith K. Ogata ("Ogata") is, and at all relevant times has been, Vice President, Chief Financial Officer and Treasurer of the Company.

     7. Defendant Philip C. Maynard ("Maynard") is, and at all relevant times has been, Vice President, Secretary and General Counsel of the Company.

     8. Defendant Richard C. Blum ("Blum") is, and at all relevant times has been, a Director of the Company.

     9. Defendant David Bonderman ("Bonderman") is, and at all relevant times has been, a Director of the Company.

     10. Defendant David R. Dukes ("Dukes") is, and at all relevant times has been, a Director of the Company.

     11. Defendant Leonard W. Jaffe ("Jaffe") is, and at all relevant times has been, a Director of the Company.

     12. Defendant Michael R. Klein ("Klein") is, and at all relevant times has been, a Director of the Company.

     13. Defendant Paul B. MacCready ("MacCready") is, and at all relevant times has been, a Director of the Company.

     14. Defendant Frederic V. Malek ("Malek") is, and at all relevant times has been, a Director of the Company.

     15. Defendant John J. McNaughton ("McNaughton") is, and at all relevant times has been, a Director of the Company.

     16. Defendant William D. Walsh ("Walsh") is, and at all relevant times has been, a Director of the Company.

     17. Defendants Yau, Jones, Ogata, Maynard, Blum, Bonderman, Dukes, Jaffe, Klein, MacCready, Malek, McNaughton and Walsh are referred to herein as the "Individual Defendants."

     18. The Individual Defendants, by reason of their corporate directorship and/or executive positions, stand in a fiduciary position relative to the Company's shareholders, which fiduciary relationship, at all times relevant herein, required the defendants to exercise their best judgment and to act in a prudent manner and in the best interests of the Company's shareholders. A director is not permitted to act in his/her own self-interest to the detriment of the shareholders.

     19. Plaintiffs are ignorant of the true names and capacities of defendants sued herein as Does 1-20, inclusive, and therefore sues these defendants by such fictitious names. Plaintiffs will amend this complaint to allege their true names and capacities when ascertained. Plaintiffs are informed and believes and thereon alleges that each of the fictitiously named defendants is responsible in some manner for the occurrences herein alleged, and that plaintiffs' damages as herein alleged were proximately caused by their conduct.

     20. In taking the below-described actions and in approving and ratifying the actions described below, the defendants conspired with each other during the relevant time period described herein to conduct the wrongdoing alleged.

     21. At all times mentioned in the cause of action alleged herein, each and every defendant was an agent and/or employee of each and every other defendant. In doing the things alleged in the cause of action stated herein, each and every defendant was acting within the course and scope of this agency or employment and was acting with the consent, permission and authorization of each of the remaining defendants. The actions of each defendant as alleged in the cause of action stated herein were ratified and approved by every other defendant or their officers or managing agents.

                             JURISDICTION AND VENUE
                             ----------------------

     22. The court has proper jurisdiction over the within action pursuant to (S) 410.10 of the California Code of Civil Procedure. The violations of law complained of herein occurred in this county. Furthermore, the amounts in controversy exceed the jurisdictional minimum of this Court.

     23. Venue is proper in the Superior Court of the County of Orange pursuant to California Code of Civil Procedure (S)(S) 395 and 395.5.

                            CLASS ACTION ALLEGATIONS
                            ------------------------

     24. Plaintiffs bring this action on behalf of themselves and as a class action, on behalf of all stockholders of the Company (except defendants herein, and any person firm, trust, corporation, or other entity related to or affiliated with any of the defendants) and their successors in interest, who are or will be threatened with injury arising from defendants' actions as more fully described herein (the "Class").

     25.   This action is properly maintained as a class action.

     26. The Class is so numerous that joinder of all members is impracticable. As of September 30, 1996, there were 35,540,573 shares of National Education common stock outstanding. The disposition of the shareholders' claims in a class action will be of benefit to the parties and the Court. The record holders of National Education common stock can be easily determined from the stock transfer journals maintained by National Education or its agents.

     27. A class action is superior to other methods for the fair and efficient adjudication of the claims herein asserted, and no unusual difficulties are likely to be encountered in the management of this action as a class action.

     28. There is a well-defined community of interests in the questions of law and fact involved affecting the members of the Class. Among the questions of law and fact which are common to the Class, which predominate over questions affecting any individual class member are, inter alia, the following:
                                           ----------

           a. whether defendants engaged in conduct constituting unfair dealing and have engaged in a plan and scheme to deceive the public stockholders of National Education and to enrich themselves at the expense of the Company's public stockholders;

           b. whether the Proposed Transaction is grossly unfair to the public stockholders of National Education;

           c. whether defendants failed to disclose all material facts relating to the proposal including the potential and expected positive future financial benefits which they expect to derive from National Education;

           d. whether defendants engaged, and are continuing to engage, in a plan and scheme to eliminate the public stockholders of National Education through fraudulent, deceptive, and coercive means and devices;

           e. whether defendants willfully and wrongfully failed or refused to obtain or attempt to obtain a purchaser for the assets of National Education at a higher price than the Sylvan proposal;

           f. whether plaintiffs and other members of the Class will be irreparably damaged if the Proposed Transaction is consummated;

           g. whether defendants breached or aided and abetted the breach of the fiduciary and other common law duties owed by them to plaintiffs and members of the Class; and

           h. whether plaintiffs and members of the Class have been damaged and the proper measure thereof.

     29. Plaintiffs are members of the Class and are committed to prosecuting this action, and have retained competent counsel experienced in litigation of this nature. Plaintiffs' claims are typical of the claims of other members of the Class and plaintiffs have the same interests as other members of the Class. Plaintiffs do not have interests antagonistic to or in conflict with those they seek to represent. Plaintiffs are adequate representatives of the Class.

     30. The likelihood of individual Class members prosecuting separate individual actions relating to the Proposed Transaction is remote due to the relatively small loss suffered by each Class member as compared to the burden and expense of prosecuting litigation of this nature and magnitude. Absent a class action, defendants are likely to escape liability for their wrongdoing, and Class members are unlikely to obtain redress for wrongs alleged herein. This Court is an appropriate forum for this dispute.

                            SUBSTANTIVE ALLEGATIONS
                            -----------------------

     31. On March 12, 1997, National Education Corporation and Sylvan Learning System, Inc. ("Sylvan") announced the signing of a definitive agreement for the Proposed Transaction under which Sylvan will acquire National Education in a stock-for stock transaction.

     32. Under the terms of the agreement, Sylvan will issue 0.58 shares of common stock for each share of National Education common stock, representing a value of $20.37 per National Education share, based on Sylvan's most recent closing stock price and resulting in a transaction valued at approximately $750 million. Following the transaction, which is expected to be accounted for as a pooling of interests, shareholders of National Education will hold approximately 47% of the fully diluted common stock of the combined company.

     33. Under the terms of the agreement, the Proposed Transaction is expected to be completed by the end of the second quarter of 1997 and has been approved by the board of directors of both Sylvan and National Education. Chris Hoehn-Saric, Sylvan's chairman and co-chief executive will serve as chairman of the combined entity Defendant Yau will join as co-chief executive officer and will manage the acquired operations of National Education.

     34. Defendants' intention to pursue the above transaction is in breach of their fiduciary duties owed to National Education's stockholders to take all necessary steps to ensure that National Education stockholders will receive the maximum value realizable for their shares in any extraordinary transaction involving the Company.

     35. The Proposed Transaction and the consideration offered therefore constitutes an unfair price, does not reflect the fair value of National Education's equity or the significant advantages to be obtained by Sylvan as a result of the transaction, and does not offer any control premium. The intrinsic value of the equity of National Education is materially greater than the consideration proposed, taking into account, inter alia, National Education's
                                             ----------
asset value, liquidation value, expected growth, full extent of its future earnings potential, expected increase in profitability, strength of its business, its revenues, cash flow, and earnings power.

     36. Defendants' knowledge and economic power and that of the investing public is unequal because the Individual Defendants and National Education control the business and corporate affairs of National Education and are in possession of material non-public information concerning the Company's assets, businesses, and future prospects. This disparity makes it inherently unfair for them to act to transfer ownership of National Education from its public stockholders at this time and at such an unfair and grossly inadequate price.

     37. The Proposed Transaction is not the result of arm's-length negotiations, but was fixed arbitrarily by Sylvan and agreed to by defendants as part of an unlawful plan and scheme to obtain the entire ownership of National Education at the lowest possible price. These facts have not been disclosed by defendants.

     38. Further, the National Education's willingness to entertain the Proposed Transaction requires them to take all reasonable steps to assure the maximization of stockholder value, including the implementation of a bidding mechanism to foster a fair auction of the Company to the highest bidder or the exploration of strategic alternatives which will return greater or equivalent short-term value to plaintiffs and the Class.

     39. There is no indication that National Education's board of directors has taken any steps to ensure that the interests of National Education's stockholders in maximizing the value of their holdings were protected by conducting an auction for National Education or otherwise seeking alternative potential purchasers or the highest possible bid for the Company, or exploring strategic alternatives which will obtain the highest possible price for National Education's stockholders or return greater or equivalent short-term value to plaintiffs and the Class. If the transaction is consummated, National Education's shareholders will be deprived of the opportunity for substantial gains which the Company may realize.

     40. By the acts, transactions, and courses of conduct alleged herein, defendants, individually and as part of a common plan and scheme and/or aiding and abetting one another in total disregard of their fiduciary duties, are attempting to deceive plaintiffs and the Class and deprive them unfairly of their investment in National Education.

     41. The Individual Defendants, knowing all of the above, failed to take the necessary and appropriate steps to obtain the maximum value realizable for the public shareholders of National Education.

     42. The Proposed Transaction is wrongful, unfair, and harmful to National Education's public stockholders, and represents an attempt by defendants to aggrandize their personal and financial positions and interests and to enrich themselves, at the expense of and to the detriment of the public stockholders of the Company. The Proposed Transaction will deny Class members their right to share proportionately in the true value of National Education's assets, profitable business, and future growth in profits and earnings.

     43. By reason of all of the foregoing, defendants herein willfully participated in unfair dealing toward plaintiffs and the Class, and engaged in and substantially assisted, aided and abetted each other in breach of the fiduciary duties owed by them to the Class.

     44. Defendants violated fiduciary and other common law duties owed to plaintiffs and the Class in that they have not and are not exercising independent business judgment, and acted and are continuing to act to the detriment of the Class in order to benefit themselves and/or their colleagues.

     45. As a result of defendants' actions, plaintiffs and the Class have been and will be damaged in that they were deceived, are the victims of unfair dealing, and are not receiving the fair value of National Education's assets and businesses.

     46. Unless enjoined by this Court, defendants will continue to breach their fiduciary duties owed to plaintiffs and the Class, and will succeed in their plan to enrich themselves by excluding National Education's public stockholders from their fair proportionate share of the Company's assets and businesses, all to the irreparable harm of the Class.

     47.   Plaintiffs and the Class have no adequate remedy of law.

                             FIRST CAUSE OF ACTION
                             ---------------------
                             Against All Defendants
                             ----------------------
                          For Breach of Fiduciary Duty
                          ----------------------------

     48. Plaintiffs hereby incorporate by reference paragraphs 1 through 44 above as though fully set forth herein.

     49. By virtue of plaintiffs' purchases of National Education common stock, and the Individual Defendants' positions of management and control, and because plaintiffs reposed trust and confidence in them, the Individual Defendants owed to plaintiffs a fiduciary duty of the highest good faith, integrity and fair dealing.

     50. In doing the things heretofore alleged, National Education and the Individual Defendants violated their fiduciary obligations to plaintiffs.

     51. As a proximate result of defendants' aforesaid conduct, plaintiffs were damaged by injury to their property, lost profits, loss of future income, and other general and specific damages.

     WHEREFORE, plaintiffs pray for judgment and relief as follows:

     1. Declaring that this lawsuit is properly maintainable as a class action and certifying plaintiffs as representatives of the Class;

     2. Declaring that the defendants and each of them have committed or aided and abetted a gross abuse of trust and have breached their fiduciary duties to plaintiffs and the other members of the Class;

     3.   Declaring the transaction to be a nullity;

     4. Preliminarily and permanently enjoining defendants and all persons acting under, in concert with, or for them, from proceeding with, consummating or closing the transaction;

     5. In the event the transaction is consummated rescinding it and setting it aside;

     6. Ordering defendants, jointly and severally, to account to plaintiffs and the Class for all profits realized and to be realized by them as a result of the transaction complained of and, pending such accounting, to hold such profits in a constructive trust for the benefit of plaintiffs and other members of the Class;

     7. Ordering defendants to permit a stockholders' committee comprised of class members and their representatives only to ensure a fair procedure, adequate procedural safeguards, and independent input by plaintiffs and the Class in connection with any transaction for the shares of National Education;

     8. Awarding compensatory damages against defendants, jointly and severally, in the amount to be determined at trial, together with prejudgment interest at the maximum rate allowable by law;

     9. Awarding plaintiffs and the Class their costs and disbursements and reasonable allowances for plaintiffs' counsel and experts' fees and expenses; and

     10.  Granting such other and further relief as may be just and proper.

Dated: March 13, 1997

EDWARD P. DIETRICH
TRACY L. THROWER
STULL, STULL & BRODY


By:_______________________
     Tracy L. Thrower
     10940 Wilshire Boulevard
     Suite 2300
     Los Angeles, California 90024
     (310) 209-2468

     Kevin J. Yourman (CSB #147159)
     WEISS & YOURMAN
     10940 Wilshire Boulevard
     24th Floor
     Los Angeles, CA 90024
     (310) 208-2800

     JULES BRODY
     STULL, STULL & BRODY
     6 East 45th Street
     New York, NY 10017
     (212) 687-7230

     Attorneys for Plaintiffs

                                  JURY DEMAND
                                  -----------

     Plaintiffs demand a trial by jury of all issues so triable.

Dated: March 13, 1997

EDWARD P. DIETRICH
TRACY L. THROWER
STULL, STULL & BRODY


By:_______________________
     Tracy L. Thrower
     10940 Wilshire Boulevard
     Suite 2300
     Los Angeles, California 90024
     (310) 209-2468

     JULES BRODY
     STULL, STULL & BRODY
     6 East 45th Street
     New York, NY 10017
     (212) 687-7230

     Kevin J. Yourman (CSB #147159)
     WEISS & YOURMAN
     10940 Wilshire Boulevard
     24th Floor
     Los Angeles, CA 90024
     (310) 208-2800

     Attorneys for Plaintiffs